Financial and capital risk management and fair value measurement	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Financial and capital risk management and fair value measurement
25. Financial and capital risk management and fair value measurement
25.1 Capital risk management
For the purpose of the Group’s capital management, capital includes issued capital, share premium, the equity component of a convertible loan note and all other equity reserves attributable to the equity holders of the parent.
The Group’s objectives when managing capital are to safeguard the ability to continue as a going concern and ensure that sufficient capital is in place to fund the Group’s R&D activities. The Group’s principal method of adjusting the capital available is through issuing new shares or arranging suitable debt financing, including any related warrants. The Group’s share capital and share premium are disclosed in Note 18. The Group’s loans are disclosed in Note 19. The Group monitors the availability of capital with regard to its committed and planned forecast future expenditure on an ongoing basis.
The Group has set up an Employee Benefit Trust which makes market purchases of the Company’s shares to provide some cover against future exercise of options under the Company’s share option schemes (see Note 28).
25.2 Financial risk management objectives and policies
Monitoring of financial risk is part of the Board’s ongoing risk management, the effectiveness of which is reviewed annually. Our agreed policies are implemented by the Chief Financial Officer, who submits periodic reports to the Board. The Group seeks to maintain a balance between equity capital and convertible and secured debt to provide sufficient cash resources to execute the business plan. In addition, the Group maintains a balance between cash held on deposit and short-term investments in Sterling and other currencies to reduce its exposure to foreign exchange fluctuations in respect of its planned expenditure.
Except for the bank loan, the Group’s principal financial instruments comprise trade payables which arise directly from its operations and are not designed as a means of raising finance for the Group’s operations. The Group has various financial assets, such as receivables and cash and short-term deposits. The Group does not consider that its financial instruments gave rise to any material financial risks during the year to December 31, 2019.
Interest rate risk
The Group’s policy in relation to interest rate risk is to monitor short and medium-term interest rates and to place cash on deposit for periods that optimize the amount of interest earned while maintaining access to sufficient funds to meet day-to-day
cash requirements.
The interest payable on the bank loan is fixed. Consequently, there is no material exposure to interest rate risk in respect of interest payable.
Foreign currency risk
The Group currently has no revenue. The majority of operating costs are denominated in pound sterling, Euros and U.S. Dollars. Funding to date has been secured in a mixture of pound sterling and U.S. Dollars and therefore a level of natural hedging exists in respect of operating costs. Foreign exchange risk arises from commercial transactions and recognized assets and liabilities in foreign currencies.
Credit risks
The Group’s policy is to place funds with financial institutions which have a minimum long-term credit rating with Standard & Poor’s of A. The Group also allocates a quota to individual institutions in respect of cash deposits and also seeks to diversify its investments where this is consistent with achieving competitive rates of return. It is the Group’s policy to place not more than £10 million with any one investment counterparty and no more than £5 million with any one cash deposit counterparty.
Cash flow and liquidity risk
Credit risk from balances with banks and financial institutions is managed by the Group’s finance department in accordance with the Group’s policy. Investments of surplus funds are made only with approved counterparties and within credit limits assigned to each counterparty. Counterparty credit limits are reviewed by the Group’s Board of Directors on an annual basis and may be updated throughout the year subject to approval of the Group’s Audit and Risk Committee. The limits are set to minimize the concentration of risks and therefore mitigate financial loss through a counterparty’s potential failure to make payments.
The Group’s maximum exposure to credit risk for the components of the balance sheet at December 31, 2019 is the carrying amounts. The Group does not face a significant liquidity risk with regards to its lease liabilities.
The Group monitors its funding requirements through preparation of short-term, mid-term
and long-term forecasts. All short-term deposits are immediately convertible to liquid funds without penalty and are recorded in the balance sheet at their open market value. Please refer to Note 2 “Going concern” regarding the Directors’ assessment of liquidity for further information.

25.3 Fair value hierarchy

	Fair value measurement using
	Date of valuation	Total	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Liabilities measured at fair value
Provision for deferred cash consideration (Note 20)	December 31, 2019	1,654	—	—	1,654
Provision for contingent consideration (Note 5)	December 31, 2019	354	—	—	354
Warrant liability (Note 21)	December 31, 2019	131	—	131	—
Liabilities for which fair values are disclosed
Bank loan (Note 19)	December 31, 2019	20,512	—	20,512	—

There were no transfers between Level 1 and Level 2 during 2019.

Fair value measurement hierarchy for liabilities as at December 31, 2018:

	Fair value measurement using
	Date of valuation	Total	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Liabilities measured at fair value
Provision for deferred cash consideration (Note 20)	December 31, 2018	2,061	—	—	2,061
Warrant liability (Note 21)	December 31, 2018	1,346	—	1,346	—
Liabilities for which fair values are disclosed
Convertible loan (Note 19)	December 31, 2018	1,977	—	1,977	—
Bank loan (Note 19)	December 31, 2018	18,775	—	18,775	—
There were no transfers between Level 1 and Level 2 during 2018.
The management of the Group assessed that the fair values of cash and short-term deposits, other receivables, trade payables, and other current liabilities approximate their carrying amounts largely due to the short-term maturities of these instruments.

The following table presents the changes in level 3 items for the periods ended December 31, 2019 and December 31, 2018:

	Provision for deferred cash consideration	Provision for contingent consideration
January 1, 2018	2,061	—
Unwinding of the time value of money recognised as a finance charge	443	—
Change in estimate relating to probabilities (revision to intangible asset, see Note 13)	(373)	—

December 31, 2018	2,131	—

January 1, 2019	2,131	—
Unwinding of the time value of money (recognized as a finance charge)	221	—
Change in estimate relating to probabilities (revision to intangible asset, see Note 13)	(698)	—
Change in estimate relating to probabilities (recognized as an administrative expense)	—	354

December 31, 2019	1,654	354

The following methods and assumptions were used to estimate the fair values:

•
The warrant liability is estimated using a Black Scholes model, taking into account appropriate amendments to inputs in respect of volatility, remaining expected life of the warrants, cost of capital, probability of success and rates of interest at each reporting date.

•
The fair value of the provision for deferred cash consideration is estimated by discounting future cash flows using rates currently available for debt on similar terms and credit risk. In addition to being sensitive to a reasonably possible change in the forecast cash flows or the discount rate, the fair value of the deferred cash consideration is also sensitive to a reasonably possible change in the probability of reaching certain milestones. The valuation requires management to use unobservable inputs in the model, of which the significant unobservable inputs are disclosed in the tables below. Management regularly assesses a range of reasonably possible alternatives for those significant unobservable inputs and determines their impact on the total fair value.

•
At December 31, 2019, the Group estimates the fair value of the contingent consideration liability to be £0.4 million, which is an increase from £nil on the date of acquisition. Total potential payments under the CVR arrangement on a gross, undiscounted basis are approximately $80.0 million (see Note 13). The increase in the fair value of the contingent consideration liability reflects the terms subsequently agreed with Oncologie, Inc. (“Oncologie) with respect to the global licensing agreement of navicixizumab (“Navi”) (see Note 30). The estimated contingent consideration payable is based on a risk-adjusted, probability-based scenario. Under this approach the likelihood of future payments being made to the former shareholder of OncoMed under the CVR arrangement is considered. The estimate could materially change over time as the development plan and subsequent commercialization of the Navi product progresses.

The significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy, together with a quantitative sensitivity analysis as at December 31,
2019
and
2018
are as shown below:

	Valuation technique	Significant unobservable inputs	Input r ange ( weighted average )	Sensitivity of the input to fair value

Provision for deferred cash consideration	DCF	WACC	2019: 15.3%	1% increase would result in a decrease in fair value by £38,000 .

		WACC	2018: 15.3%	1% decrease would result in an increase in fair value by £18,000

		Probability of success	2019: 15.8–95%	10% increase would result in an increase in fair value by £0.4 million

		Probability of success	2018: 28%–95%	10% decrease would result in a decrease in fair value by £0.9 million

Contingent consideration liability	DCF	Ongoing uncertainty in the clinical development of the Navi product.	Not applicable	Total potential payments future payments relating to the contingent consideration liability on a gross, undiscounted basis are approximately $80.0 million (see Note 30).
Regulatory approval and commercialisation risks.
Sensitivity of the input to fair value is primarily driven by uncertainty in the clinical development of the Navi product. As at December 31, 2019, we are completing a Phase 1b clinical trial.

Future potential payments under the CVR arrangement are contingent on i) future development milestones and ii) future sales of the Navi product, following regulatory approval and commercialisation.

25.4 Financial assets at fair value through other comprehensive income
During the year, the Group acquired £29.0 million of short-term debt investments following the acquisition of OncoMed (Note 5). The short-term debt investments acquired were in U.S. Treasury Bills
(“T-Bill”)
securities.
All the short-term debt investments have reached maturity and been sold during the year, therefore the carrying value as at December 31, 2019 is £nil. On maturity, the related balance held within other comprehensive income has been reclassified to finance income within the consolidated statement of comprehensive loss.
25.5 Liquidity risk
The table below summarizes the maturity profile of the Group’s financial liabilities based on contractual undiscounted payments at December 31, 2019:

	Payments due by period
	Up to 1 year	1–3 years	3–5 years	Over 5 years	Total
Bank loan (Note 19)	17,185	5,484	—	—	22,669
Leases (Note 4)	2,634	4,643	4,913	8,105	20,295
Trade and other payables (Note 23)	6,352	—	—	—	6,352
Contingent consideration liability (Note 5)	354	—	—	—	354

	26,525	10,127	4,913	8,105	49,670

Further details regarding the contingent consideration liability following the acquisition of OncoMed are provided in Note 5.
The table below summarizes the maturity profile of the Group’s financial liabilities based on contractual undiscounted payments at December 31, 2018:

	Payments due by period
	Up to 1 year	1–3 years	3–5 years	Over 5 years	Total
Convertible loan (Note 19)	83	2,162	—	—	2,245
Bank loan (Note 19)	8,260	15,589	—	—	23,849
Leases (Note 27)	332	204	—	—	536
Trade and other payables (Note 23)	4,570	—	—	—	4,570

	13,245	17,955	—	—	31,200

The Group may incur potential payments upon achievement of clinical, regulatory and commercial milestones, as applicable, or royalty payments that may be required to be made under license agreements the Group entered into with various entities pursuant to which the Group has in-licensed
certain intellectual property, including license agreements with Novartis and AstraZeneca. Due to the uncertainty of the achievement and timing of the events requiring payment under these agreements, the amounts to be paid are not fixed or determinable at this time.
25.6 Market risk
The functional currency of the Company and all subsidiaries is pound sterling except for OncoMed whose functional currency is US dollars. The Group incurs expenditures in foreign currencies and is exposed to the risks of foreign exchange rate movements, with the impact recognized in the consolidated statement of comprehensive loss. The Group seeks to minimize this exposure by passively maintain foreign currency cash balances at levels appropriate to meet foreseeable foreign currency expenditures.
The table below shows analysis of the pound sterling equivalent of period-end
cash and cash equivalent balances by currency:

	Year ended December 31, 2019	Year ended December 31, 2018
Cash at bank and in hand:
Pound sterling	2,525	23,189
US dollars	13,807	1,809
Swiss francs	11	—
Euro	4	44

	16,347	25,042

The table below shows those transactional exposures that give rise to net currency gains and losses recognized in the consolidated income statement. Such exposures comprise the net monetary assets and monetary liabilities of the Group that are not denominated in the functional currency of the relevant Group entity. As at year end, these exposures were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018
Net foreign currency assets / (liabilities):
US dollars	(219)	(542)
Swiss francs	(6)	—
Euro	(812)	(1,430)

	(1,037)	(1,972)

The most significant currencies in which the Group transacts, other than pound sterling, are the US dollar and the Euro. The Group also trades in other currencies in small amounts as necessary.
The following table details the Group’s sensitivity to a 10% change in the period-end
rate, which the Group feels is the maximum likely change in rate based upon recent currency movements, in the US dollar and the Euro against pound sterling:

Year ended December 31, 2019	US dollar	Euro
Net foreign currency assets / (liabilities):
Loss before tax	20	74
Equity	20	74

Year ended December 31, 2018	US dollar	Euro
Net foreign currency assets / (liabilities):
Loss before tax	49	130
Equity	49	130
In management’s opinion, the sensitivity analysis is unrepresentative of the inherent foreign exchange risk as the period end exposure does not reflect the exposure during the period.